Exhibit 10.4

FIRST AMENDMENT TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

            This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT dated as of September 29, 2004 (this "Amendment") by and among MOHAWK FACTORING, INC. (the "Borrower"), BLUE RIDGE ASSET FUNDING CORPORATION ("Blue Ridge") and WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Bank and agent to Blue Ridge, THREE PILLARS FUNDING LLC ("TPFC") and SUNTRUST CAPITAL MARKETS, INC., as a Liquidity Bank and agent to TPFC, and WACHOVIA BANK, NATIONAL ASSOCIATION, as agent for the Conduit Groups (in such capacity, the "Agent").

            WHEREAS, the parties hereto and Mohawk Servicing, Inc. are parties to that certain Amended and Restated Credit and Security Agreement dated as August 4, 2003 (the "Credit Agreement"); and

            WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

            Section 1.  Specific Amendments to Credit Agreement.

            (a)        Section 6.2(d)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            (i) the representations and warranties set forth in Section 5.1 (other than those contained in Sections 5.1(e) and (m), and if and to the extent incorporated herein, the representation and warranty contained in Section 6(d) of the Performance Undertaking) are true and correct on and as of the date of such Advance (or such Settlement Date, as the case may be) as though made on and as of such date; provided, that with respect to those contained in Sections 5.1(a), (c) and (p), the determination of whether any Material Adverse Effect has occurred as set forth therein shall be made solely by Borrower, in its reasonable, good faith judgment;

            (b)        Section 9.1(q) of the Credit Agreement is hereby deleted in its entirety.

            Section 2.  Representations of the Borrower.  The Borrower represents and warrants to the Agent and the Conduit Groups that:

            (a)        Authorization.  The execution and delivery by the Borrower of this Agreement, and the performance of its obligations hereunder and under the Credit Agreement as amended by this Amendment, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part.  This Amendment has been duly executed and delivered by the Borrower.

            (b)        No Conflicts.  The execution and delivery by the Borrower of this Amendment, and the performance of its obligations hereunder and under the Credit Agreement as amended by this Amendment, do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree applicable to it, and do not result in the creation or imposition of any Adverse Claim on assets of the Borrower or its Subsidiaries, except, in any case, where such contravention or violation is not reasonably likely to have a Material Adverse Effect.

            (c)        Governmental Authorization.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder and under the Credit Agreement as amended by this Amendment.

            (d)        Binding Effect.  This Agreement and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of the Borrower enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (e)        No Amortization Event.  No event has occurred and is continuing that constitutes an Amortization Event or an Unmatured Amortization Event.

            Section 3.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made by it to the Agent and the Conduit Groups in the Credit Agreement and the other Transaction Documents to which it is a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

            Section 4.  References to the Credit Agreement.  Each reference to the Credit Agreement in any of the Transaction Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

            Section 5.  Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Transaction Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

            Section 6.  Ratification.  The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Transaction Documents effective as of the date hereof.

            Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

            Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Transaction Documents shall remain in full force and effect.

            Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts and delivered by facsimile, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

            Section 11.  Headings.  The paragraph headings used in this Amendment are for convenience only and in no way defined, describe or limit the scope or intent of this Amendment.

            Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

            Section 13.  Rating Agency Requirement.  Each Co-Agent represents and warrants to the Borrower that with respect to its Conduit the Rating Agency Condition is not required in connection with this Amendment, or if it is required, it has been satisfied.

            Section 14.  Effective Date.  This Amendment shall be effective upon the execution and delivery by all of the parties hereto whereupon it shall be deemed effective as of the date first written above.

[Signatures on the Following Page]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit and Security Agreement to be executed as of the date first above written.

mohawk factoring, INC.

By:_________________________________

     Name: ____________________________

     Title: _____________________________

Acknowledged:

MOHAWK SERVICING, INC.

By:_________________________________

     Name: ____________________________

     Title: _____________________________

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated

Credit and Security Agreement for Mohawk Factoring, Inc.]

blue ridge asset funding corporation, as a Conduit

By: Wachovia Capital Markets, LLC, its Attorney-In-Fact

By:_________________________________

     Name: ____________________________

     Title: _____________________________

WACHOVIA BANK, NATIONAL ASSOCIATION,as Blue Ridge Agent, a Liquidity Bank and as Administrative Agent

By:_________________________________

     Name:____________________________

     Title:_____________________________

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated

Credit and Security Agreement for Mohawk Factoring, Inc.]

three pillars funding LLC, as a Conduit

By:_________________________________

     Name: ____________________________

     Title: _____________________________

suntrust capital markets, inc., as a Liquidity Bank and TPFC Agent

By:______________________________

     Name:_________________________

     Title:__________________________